Exhibit 10.56.2

AMENDMENT NUMBER TWO

to the

MASTER REPURCHASE AGREEMENT (SECURITIES)

dated as of April 14, 2006

among

WACHOVIA INVESTMENT HOLDINGS, LLC,

NOVASTAR MORTGAGE, INC.

NOVASTAR CERTIFICATES FINANCIING LLC

NOVASTAR CERTIFICATES FINANCING CORPORATION

and

NOVASTAR FINANCIAL, INC

AMENDMENT NUMBER TWO (“Amendment Number Two”), dated as of March 29, 2007, by and among Wachovia Investment Holdings, LLC, as buyer (the “Buyer”), Novastar Mortgage, Inc., Novastar Certificates Financing LLC and Novastar Certificates Financing Corporation (each a “Seller”, and collectively, jointly and severally, the “Sellers”) and Novastar Financial, Inc. (the “Guarantor”), to the Master Repurchase Agreement (Securities), dated as of April 14, 2006, by and among the Buyer, the Sellers and the Guarantor (the “Agreement”).

RECITALS

WHEREAS, the Buyer, the Sellers and the Guarantor have agreed to amend the Agreement, pursuant to the term and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. Amendments. Effective as of the date hereof, Section 2(a) of the Master Repurchase Agreement is hereby amended as follows:

(a) The definition of “Adjusted Tangible Net Worth” is hereby deleted in its entirety and replaced with the following:

“Adjusted Tangible Net Worth” means shall mean at any date:

(a) Book Net Worth plus the notional amount of any Trust Preferred Securities, minus

(b)(1) all receivables from directors, officers and shareholders of NFI and its consolidated Subsidiaries and (2) the sum of all assets which would be classified as intangible assets of NFI and its consolidated Subsidiaries under GAAP (except purchased and capitalized value of servicing rights), including, without limitation, goodwill (whether representing the excess cost over book value of assets acquired or otherwise), patents, trademarks, trade names, copyrights, franchises and deferred charges (including, without limitation, unamortized debt discount and expense, organization costs and research and product development costs), minus

(c) The amount of unrealized gains on debt securities (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding, plus

(d) The amount of unrealized losses on debt securities (as defined in FASB 115) of NFI and any Subsidiaries of NFI Holding.

Provided that in all cases such amounts shall be determined by combining the relevant figures for NFI and for NFI Holding and its consolidated Subsidiaries and its Affiliates, as accounted for under the equity method.

(b) The definition of “Required Equity” is hereby deleted in its entirety and replaced with the following:

‘“‘Required Equity” shall mean, with respect to the Guarantor (and its consolidated Subsidiaries) (together, the “Companies”), the sum of the dollar amounts calculated after multiplying the amount determined by combining the relevant figures for the Guarantor and its consolidated Subsidiaries for each asset class set forth in the table below (or if such asset class is owned by NFI or a consolidated Subsidiary but cannot be determined by combining the relevant figures for the Guarantor and its consolidated Subsidiaries, the fair market value thereof as calculated by the Companies subject, however, to the approval of the Buyer which will not be unreasonably withheld) by the Percentage Multipliers set forth opposite such asset class in the table below:

Asset Class	Percentage Multiplier
Cash	0%
Mortgage Loans held-for-sale including accrued interest and WUSA loans	5%
Mortgage loans held in portfolio including accrued interest (securitized in an owners trust)	5%
Mortgage loans held-in-portfolio including accrued interest (securitized in a REMIC trust)	1.75%
AAA-Rated I/O and Prepay (P) Certificates booked on-B/S	25%
BBB NIM Certificates	25%
Residuals from whole loan securitizations (including 1999-1)	35%
Residuals from NIM/CAPS	100%
Non-rated subordinate bonds (i.e. class O from 2002-2)	100%
A-Rated Mortgage-Backed Securities not in CDO	20%
BBB-Rated Mortgage-Backed Securities not in CDO	25%
BB-Rated Mortgage-Backed Securities in CDO	50%
Mortgage-Backed Securities in CDO	5%
CDO Equity Sub Notes	100%
CDO BBB Bonds	5%
Agency Securities	3%
Servicing Agreements (Mortgage Servicing Rights)	35%
Servicing Advances	15%
REO + Non-performing (90+ & foreclosures from bond collateral calls)	35%
Other Assets
- Hedging Agreements (Value of reserves that are not reflected in Marks to Market that impact equity)	100%
- All Other Assets (all else remaining- including Other Receivables & PP&E)	35%
Intangible Assets	100%

(c) The following definition of “Trust Preferred Securities” is hereby added to Section 2(a) of the Master Repurchase Agreement:

“Trust Preferred Securities” shall mean securities representing the preferred beneficial interests in the assets of a trust, whose only assets are the junior subordinated notes issued by the holder of the common securities of the trust.

SECTION 3. Conditions Precedent. This Amendment Number Two shall become effective on the date on which the Buyer shall have received the following:

(a) this Amendment Number Two, executed and delivered by duly authorized officers of each of the Sellers, the Guarantor and the Buyer; and

(b) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 4. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Two, the Sellers and the Guarantor hereby represent and warrant to the Buyer that (i) no Default or Event of Default has occurred prior to the date hereof and is continuing on the date hereof and (ii) as of the date hereof, after giving effect to this Amendment Number Two, the Guarantor and each Seller are in full compliance with all of the representations and warranties, covenants and any other terms and conditions of the Program Documents.

SECTION 5. Governing Law. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7. Costs. Sellers and Guarantor shall promptly reimburse Buyer for all out-of-pocket costs and expenses of Buyer in connection with the preparation, execution and delivery of this Amendment (including, without limitation, the fees and expenses of counsel for Buyer).

SECTION 8. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its respective terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference therein to the Agreement, being sufficient to refer to the Agreement, as amended hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of Sellers, Guarantor and Buyer have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

NOVASTAR MORTGAGE, INC., as Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR CERTIFICATES FINANCING LLC, as Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

NOVASTAR CERTIFICATES FINANCING CORPORATION, as Seller

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

WACHOVIA INVESTMENT HOLDINGS, LLC as Buyer and Agent, as applicable

By:	/s/ Andrew W. Riebe
Name:	Andrew W. Riebe
Title:	Vice President

Acknowledged and Agreed:

NOVASTAR FINANCIAL, INC., as Guarantor

By:	/s/ Todd Phillips
Name:	Todd Phillips
Title:	Vice President

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